                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                             -------------------------


                                      FORM 8-K

                                   CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934


                                   JULY 21, 1998
                               ---------------------
                                   Date of Report
                         (Date of earliest event reported)

                      ADVANCED DIGITAL INFORMATION CORPORATION
       ----------------------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)

          WASHINGTON                  0-21103                 91-1618616
 ----------------------------  ---------------------  --------------------------
 (State or Other Jurisdiction  (Commission File No.)        (IRS Employer
       of Incorporation)                                 Identification No.)

     11431 WILLOWS ROAD, P.O. BOX 97507, REDMOND, WASHINGTON      98073-9757
--------------------------------------------------------------------------------
              (Address of principal executive offices)            (Zip Code)
--------------------------------------------------------------------------------

                                 (425) 881-8004
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              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

     On July 21, 1998, Advanced Digital Information Corporation (the "Company") entered into a Stock Purchase Agreement with Raytheon E-Systems, Inc. ("RES") under which the Company will acquire EMASS, Inc. ("EMASS"), a wholly owned subsidiary of RES and the tape storage division of Raytheon Company (the "Stock Purchase Agreement"). Pursuant to the Stock Purchase Agreement, the Company will make a cash payment of approximately $25,000,000 to RES and assume approximately $2,000,000 in mortgage indebtedness for the purchase of one hundred percent of the outstanding stock of EMASS, subject to certain adjustments (the "Acquisition"). The Acquisition will be financed from existing cash of the Company and new bank debt.

     The Company expects to incur certain restructuring costs as well as a significant one-time expense for purchased research and development in connection with the Acquisition. The purchased research and development charge will be reflected as a non-recurring expense in the Company's financial statements.

     EMASS is headquartered in Englewood, Colorado, with European operations based in Bohmenkirch and Frankfurt, Germany. Founded as a mass storage provider with emphasis on satellite download data and scientific archive solutions, EMASS has evolved into a major provider of large-scale data libraries and open systems storage software. Products range from the AML/S mixed media library, which scales to 50 terabytes, to the AML/2 data library, which scales to 50,000 cartridges and petabytes of data. All EMASS hardware products are based on industry standard removable media technologies including D2, DLT, half-inch, 8mm, and 4mm tape technologies and optical media. EMASS's storage management software is an integrated family of software products including Hierarchical Storage Management (HSM) and high performance direct access archive software, as well as volume management control software for libraries.

     The Acquisition is subject to customary conditions, including the expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act.

     The foregoing summary of the Stock Purchase Agreement and the arrangements and transactions contemplated thereby is qualified in its entirety by reference to the Stock Purchase Agreement which is filed as an exhibit to this Current Report and is incorporated herein by reference.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          Exhibits
          --------
          2.1       Stock Purchase Agreement by and between Raytheon E-Systems,
                    Inc. and Advanced Digital Information Corporation, dated
                    July 21, 1998.

     The Company agrees to furnish supplementally any omitted exhibits or schedules to the Commission upon request.

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED DIGITAL INFORMATION CORPORATION

Dated:  August 3, 1998             By     /s/ Peter H. van Oppen
                                        ----------------------------------------
                                        Peter H. van Oppen
                                        Chairman and Chief Executive Officer

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                                    EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
     2.1          Stock Purchase Agreement by and between Raytheon
                  E-Systems, Inc. and Advanced Digital Information
                  Corporation, dated July 21, 1998.